FOURTH AMENDMENT TO DEBTOR IN POSSESSION
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

         THIS FOURTH AMENDMENT TO DEBTOR IN POSSESSION LOAN AND SECURITY AGREEMENT (this "Fourth Amendment") is entered into and effective as of December __, 1999, by and among Factory Card Outlet of America Ltd., an Illinois corporation and a debtor and debtor in possession (the "Borrower"), on the one hand, and Foothill Capital Corporation, as Agent ("Foothill") and the financial institutions listed on the signature page of the Loan Agreement referred to below (such financial institutions, together with their respective successors and assigns, are collectively referred to herein as the "Lenders"), on the other hand. This Fourth Amendment amends certain provisions of the Debtor in Possession Loan and Security Agreement dated as of March 23, 1999 by and among the Borrower and Foothill, as Agent, and the Lenders (as amended by and through the date of this Fourth Amendment, and as hereafter amended and/or restated from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the same meanings herein as in the Loan Agreement.

                                   BACKGROUND
                                   ----------

         This Fourth Amendment is entered into to amend certain of the provisions governing certain of the covenants described in the Loan Agreement and Schedule 7.21 thereto, increasing the interest payable on the Obligations, and amending certain other provisions, all in accordance with the terms and conditions hereof.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders hereby agree as follows:

         1.       Amendments to Loan Agreement.
                  ----------------------------

         (a) Amendment to Section 2.7. Section 2.7 of the Loan Agreement is hereby amended by deleting the table of interest rate margins appearing therein, deleting references to the Adjusted Eurodollar Rate Margin appearing therein, and inserting in lieu thereof the following table:

            Borrower's EBITDA, determined using the Borrower's
        Audited Financial Statements for the Immediately Preceding           Reference Rate Margin
                                Fiscal Year                                  ---------------------
                                -----------
greater than or equal to $15,000,001                                                     +.25%
greater than or equal to $11,000,001, but less than                                      +.25%
$15,000,001
less than $11,000,001, but greater than $9,000,000                                       +.50%
$9,000,000 or less                                                                       +1.00%


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NY2:\3073942v3\44336.0003

The Borrower acknowledges that the Eurodollar Rate interest rate option has been deleted from the Loan Agreement, and that accordingly the Borrower's right to request that Eurodollar Rate Loans accrue interest at the Adjusted Eurodollar Rate Margin is terminated.

         (b) Amendment to Subsection 3.6. Subsection 3.6 is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

                           "3.6 EARLY TERMINATION BY BORROWER. The Borrower has
                  the option, at any time upon 90 days prior written notice to Agent, to terminate this Agreement by paying to Agent (for the ratable benefit of the Lender Group), in cash, the Obligations (including an amount equal to 102% of the undrawn amount of the Letters of Credit), in full, together with a premium (the "Early Termination Premium") equal to (x) 2% of the Maximum Revolving Amount during the period from December 17, 1999 through December 17, 2000, and (y) 1% of the Maximum Revolving Amount during the period from December 18, 2000 through the Maturity Date, provided, however, that no Early Termination Premium payment shall be due in connection with payment in full of the Obligations on the Maturity Date."

         (c) Amendment to Subsection 7.20(a). Subsection 7.20(a) of the Loan Agreement is hereby amended by deleting the term "85%" in the two places where it appears in such subsection and inserting in lieu thereof (in each of those two places) the term "90%."

         (d) Amendment to Section 7.21. Section 7.21 of the Loan Agreement is amended by deleting the existing Schedule 7.21 to the Loan Agreement and replacing same with the Schedule 7.21 attached to this Fourth Amendment as Exhibit A.

         2.       Representations and Warranties; Confirmation of
                  Representations, Warranties.
                  -------------------------------------------------------------

         This Fourth Amendment has been duly authorized, executed and delivered by the Borrower. The Loan Agreement, as amended hereby, and each of the other Loan Documents, as amended by and through the date hereof, constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms. The Borrower, by execution of this Fourth Amendment, certifies to the Agent and each of the Lenders that each of the representations and warranties set forth in the Loan Agreement and the other Loan Documents is true and correct as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, as if fully set forth in this Fourth Amendment, and that, as of the date hereof, no Default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document. The Borrower acknowledges and agrees that this Fourth Amendment shall become a part of the Loan


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

Agreement and shall be a Loan Document. The Borrower further acknowledges and agrees that the Agent and the Lenders have acted in good faith in entering into this Fourth Amendment.

         3. Conditions Precedent. Prior to or concurrently with the execution by the Agent and the Lenders of this Fourth Amendment, and as a condition to the obligation of the Lenders to execute this Fourth Amendment and make the accommodations to the Borrower described herein:

         (a) This Fourth Amendment shall have been executed and delivered by each of the parties hereto; and

         (b) The Borrower shall have paid to the Agent for the ratable benefit of the Lenders an amendment fee of $100,000. Such fee shall be fully earned when paid to the Agent and shall not be refunded to the Borrower under any circumstances.

         4.       No Novation; Effect; Counterparts; Governing Law.
                  ------------------------------------------------

         Except to the extent specifically amended hereby, the Loan Agreement and each of the other Loan Documents shall be unaffected hereby and shall remain in full force and effect; this Fourth Amendment shall not be deemed a novation of the Loan Agreement or any other Loan Document. The Borrower hereby acknowledges, confirms and ratifies its obligations under the Loan Agreement and each of the other Loan Documents. This Fourth Amendment may be executed in any number of counterparts, and by the different parties on separate counterparts, each of which, when so executed and delivered, shall be an original, but all the counterparts shall together constitute one instrument. This Fourth Amendment shall be governed by the internal laws of The Commonwealth of Massachusetts (without reference to conflicts of law principles) and the United States Bankruptcy Code and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Borrower acknowledges that the reasonable out-of-pocket expenses of the Agent and the Lenders incurred in connection with the preparation, execution and delivery of this Fourth Amendment shall be "Lender Group Expenses," as such term is defined in the Loan Agreement.

         4.       Construction.
                  ------------

         The Borrower, by execution hereof, acknowledges and confirms that for all purposes of the Loan Agreement and the other Loan Documents, the term "Loan Agreement" shall mean the Loan Agreement as amended by and through the date of this Fourth Amendment and as further amended and/or restated from time to time hereafter.

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


         IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to Loan and Security Agreement as a sealed instrument as of the date first above written.


                                 FACTORY CARD OUTLET OF AMERICA,
                                 LTD.


                                 By:
                                    ----------------------------------
                                 Name:
                                      ----------------------------------
                                 Title:
                                       ----------------------------------



                                 FOOTHILL CAPITAL CORPORATION, for
                                 itself and as Agent for the Lenders



                                 By:
                                    ----------------------------------
                                                           (Title)


                                 PARAGON CAPITAL, LLC, as a Lender



                                 By:
                                    ----------------------------------
                                                           (Title)

                                                                       EXHIBIT A
                                                                       ---------

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RETAIL COVENANTS
--------------------------------------------------------------------------------
Min / Max                           Inventory Measured monthly, on a rolling 3
                                    month basis. Average EOM inventory AT COST
                                    shall be at least 90.0% of plan and not more
                                    than 105.0% of plan.
--------------------------------------------------------------------------------
Minimum Purchases                   Measured monthly on a rolling 3 month basis.
                                    Total purchases AT COST , shall not be less
                                    than 93.0% of Planned Purchases in any one
                                    fiscal month.
--------------------------------------------------------------------------------
Minimum Gross Margin                Measured monthly on a rolling 3 month basis.
                                    Actual Gross Margin Dollars shall be at
                                    least 95.0% of Planned Gross Margin Dollars.
--------------------------------------------------------------------------------
Trade A/P to Inventory              Measured monthly. EOM Post-petition Trade
                                    Accounts Payable as a percentage of EOM
                                    Inventory AT COST shall not vary negatively
                                    from plan by more than 2.25 percentage
                                    points.
--------------------------------------------------------------------------------
COMPOSITION GUIDELINES
--------------------------------------------------------------------------------
Seasonal Carry-Over                 Measured monthly. "Seasonal Carry-Over"
                                    shall not exceed the lesser of $9.8MM
                                    (Actual $ Amount at closing) or, 7.0%
                                    (Actual % at closing) of total RETAIL
                                    inventory.
--------------------------------------------------------------------------------
Basic Party                         Measured monthly. "Basic Party" EOM RETAIL
                                    inventory cannot fall below 32.0% of total
                                    RETAIL inventory.
--------------------------------------------------------------------------------
Cards                               Measured monthly. "Cards" EOM RETAIL
                                    inventory cannot fall below 20.5% of total
                                    RETAIL inventory.
--------------------------------------------------------------------------------
FINANCIAL COVENANTS
--------------------------------------------------------------------------------
CAPEX                               Not to exceed $5MM per annum
--------------------------------------------------------------------------------

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
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EBITDA                              (i) For the period from the beginning of the
                                    Borrower's current fiscal year to the end of
                                    each month (each a "Test Period") through
                                    January 2000, commencing with the Test
                                    Period ending July 3, 1999, maintain EBITDA
                                    of at least 90.0% of projected EBITDA for
                                    the Test Period as set forth in the Business
                                    Plan; and (ii) commencing February 2000 and
                                    as of the last day of each month thereafter,
                                    maintain EBITDA for the rolling period of 12
                                    consecutive months then ended of at least
                                    90.0% of projected EBITDA for such period of
                                    12 consecutive months as set forth in the
                                    applicable Business Plan(s).
--------------------------------------------------------------------------------

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